Exhibit 99.1

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-C

KEY PERFORMANCE FACTORS
April 30, 2000



        Expected B Maturity                         11/15/01


        Blended Coupon                               6.4205%



        Excess Protection Level
          3 Month Average   5.75%
          April, 2000   5.39%
          March, 2000   5.78%
          February, 2000   6.08%


        Cash Yield                                  18.08%


        Investor Charge Offs                         4.70%


        Base Rate                                    7.99%


        Over 30 Day Delinquency                      4.72%


        Seller's Interest                           10.74%


        Total Payment Rate                          13.82%


        Total Principal Balance                     $ 52,271,464,953.72


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 5,612,664,435.23